Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA JPMorgan Mid-Cap Growth Portfolio

(the “Portfolio”)

Supplement dated November 8, 2021, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated May 1, 2021, as supplemented and amended to date

At a meeting held on June 23, 2021, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an amendment to the Subadvisory Agreement between SunAmerica Asset Management, LLC (“SunAmerica”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) with respect to the Portfolio (the “Subadvisory Agreement Amendment”). Also at the meeting, the Board approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) and an Amended and Restated Expense Limitation Agreement (the “Expense Limitation Agreement”), each between SunAmerica and the Trust, on behalf of the Portfolio. Each of the Subadvisory Agreement Amendment, the Fee Waiver Agreement and the Expense Limitation Agreement became effective on November 8, 2021.

The Subadvisory Agreement Amendment reduces the fees payable by SunAmerica to JPMorgan under the Subadvisory Agreement from 0.42% of the Portfolio’s average daily net assets on the first $100 million and 0.40% of the Portfolio’s average daily net assets over $100 million to 0.40% of the Portfolio’s average daily net assets on the first $500 million and 0.36% of the Portfolio’s average daily net assets over $500 million.

Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.79% of the Portfolio’s average daily net assets on the first $100 million, 0.75% of the Portfolio’s average daily net assets on the next $400 million, and 0.73% of the Portfolio’s average daily net assets over $500 million. The Fee Waiver Agreement will continue in effect through April 30, 2023. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Fee Waiver Agreement.

Pursuant to the Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary so that the total annual portfolio operating expenses for the Portfolio do not exceed 0.79% of its average daily net assets for Class 1 shares, 0.94% of its average daily net assets for Class 2 shares, and 1.04% of its average daily net assets for Class 3 shares. The Expense Limitation Agreement will continue in effect through April 30, 2023. In addition, the Expense Limitation Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.